UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 8, 2021

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Background

On October 30, 2020, we filed a Form 8-K and press release regarding the purchase of an overseas order for N95 Masks (the “Order”). On December 23, 2020, we filed a Form 8-K regarding the cancellation of the Order (the “Cancellation”).

Settlement and Release Agreement

In connection with the Cancellation referenced above, on October 8, 2021, we and our wholly-owned subsidiary, Renavotio Infratech, Inc. formed a partnership (the “Partnership”), with other Parties, including Teybridge Capital Limited (“Teybridge”) who is providing a $4.2 Million funding and marketing to the Partnership. The Partnership was formed for the purpose of expanding our Personal Protection market and assigning our Judgment against the supplier for the counterfeit masks and related Cancellation referenced in our December 23, 2020 Form 8-K. Upon collection of such judgment, if ever, the funds will be used for reduction of debt and operating capital for the partnership. In connection with the Partnership, we completed a Settlement and Release Agreement between the Parties to the Partnership, mutually releasing one another from any and all claims, causes of actions, suits, obligations, debts, demands, liabilities, damages, costs, and expenses. In conjunction with a $4,200,000 funding line being provided to the partnership by Teybridge, our Chairman issued a Corporate Guarantee secured by a pledge of assets held by Crescent Saints LLC Limited as such pertains to all amounts due and payable to Teybridge. Additionally, we agreed to issue our Preferred Series D Stock to the partnership with an issue value of $2,200,000 in exchange for a 50% ownership in the Partnership.

ITEM 7.01. REGULATION FD DISCLOSURE

On October 12, 2021, we will issue a Press Release (Exhibit 99.1) titled “Renavotio Announces Settlement and $2.2 million Investment in Market opportunity Partnership”.

The information in this Current Report on Form 8-K with respect to Item 7.01 (including the Press Release attached hereto as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached as Exhibit 99.1 hereto) and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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